SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



Date of Report:  March 24, 1999                 Commission file number:  1-5805
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                         THE CHASE MANHATTAN CORPORATION
             (Exact name of registrant as specified in its charter)


        Delaware                                                 13-2624428
        --------                                                 ----------
(State or other jurisdiction                                 (I.R.S. Employer
    of incorporation)                                        Identification No.)


     270 Park Avenue, New York, NY                                  10017
(Address of principal executive offices)                          (Zip Code)



      (Registrant's telephone number, including area code): (212) 270-6000

Item 5. Other Events


      On March 24, 1999, The Chase Manhattan Corporation announced that William
B. Harrison, Jr., 55, has been elected President and CEO. Mr. Harrison succeeds Walter V. Shipley, 63, who will continue in his capacity as Chairman of the Board. Thomas G. Labrecque, 60, President and COO, will retire. All of the changes are effective June 1, 1999.

      A copy of the press release is attached as an exhibit to this report.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

      The following exhibit is filed with this report:

Exhibit Number                          Description
--------------                          -----------

99.1                                    Press Release

                                    SIGNATURE



      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                                THE CHASE MANHATTAN CORPORATION
                                                         (Registrant)


Dated: March 24, 1999                           By: /s/Anthony J. Horan
                                                --------------------------------
                                                       Anthony J. Horan
                                                       Corporate Secretary

                                  EXHIBIT INDEX


Exhibit Number                               Description
--------------                               -----------

    99.1                                     Press Release

The Chase Manhattan Corporation
270 Park Avenue
New York, New York  10017-2070


                                  News Release


FOR IMMEDIATE RELEASE                       Press Contact:  Jim Finn
                                                            212-270-7438

                                            Investor Contact:  John Borden
                                                               212-270-7318


                 CHASE NAMES WILLIAM B. HARRISON, JR. PRESIDENT
                           AND CHIEF EXECUTIVE OFFICER

      NEW YORK, March 24, 1999 -- The Chase Manhattan Corporation (NYSE:CMB) announced today that William B. Harrison, Jr., 55, has been elected President and CEO. Mr. Harrison succeeds Walter V. Shipley, 63, who will continue in his capacity as Chairman of the Board. Thomas G. Labrecque, 60, President and COO will retire. All of the changes are effective June 1, 1999.

      In a joint letter to employees announcing the changes, Messrs. Shipley and Labrecque said: "Fifteen months ago, we formed a nine person Executive Committee and started sharing more of our responsibilities with the members of that committee in order to prepare them for an eventual transition. Over the last year, we have had an extensive series of meetings with our Board of Directors to consider the substance and timing of management succession. We and the Board concluded that Chase has a wealth of talent on its senior management team and that the next generation is ready to take over."

      Commenting on his partnership with Mr. Labrecque, Mr. Shipley said:
"Almost four years ago, the two of us set out as partners to form one of the best financial services companies in the world, characterized by market leadership positions, quality products, a focus on client relationships and a team-based culture. Tom and I committed ourselves to making decisions based upon what is in the best interest of shareholders, customers and employees. Bill Harrison is the right person to continue that commitment and to lead Chase into the next century."

                                    --more--

      Commenting on his appointment, Mr. Harrison said, "I am honored by the confidence placed in me by Walter, Tom and the Board. We have a dedicated and experienced team, and Chase has a broad base of clients and product leadership, diverse business franchises and demonstrated financial discipline that positions us very favorably for the future."

      Mr. Harrison is currently Vice Chairman of the Board of Chase, where he has served since 1990, and will continue as a director upon assuming his new position. Since 1987, he has also been responsible for the operations of the Global Bank, which consist of Chase's Investment Bank, Global Markets, middle market, the private bank and private equity investing. He has been with Chase for over 30 years and is largely credited with successfully integrating the wholesale operations of Chemical Bank and Chase into one of the world's most profitable wholesale-investment banks.

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